UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-45241                  22-3542636
       ------------                 -------------              --------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)

Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         The Registrant issued on May 10, 2004, a press release announcing an agreement between its wholly owned subsidiary, Elite Laboratories Inc., and Purdue Pharma L.P. ("Purdue"), granting Purdue the exclusive right to evaluate certain of Registrant's abuse resistance drug formulation technology and an exclusive option to negotiate a license to develop and commercialize oxycodone products under the technology.

         A copy of Registrant's press release is attached as Exhibit 99.1.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

         a)     Not applicable.

         b)     Not applicable.

         c)     Exhibits

         99.1.  Press Release, dated May 10, 2004

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: May 10, 2004


                                          ELITE PHARMACEUTICALS, INC.



                                          By:        /s/ BERNARD BERK
                                              ------------------------------
                                              Name:  Bernard Berk
                                              Title: Chief Executive Officer